10.1 Common Stock Purchase Agreement between MediaX Corporation and AMRO International, S.A.

COMMON STOCK PURCHASE AGREEMENT
Between

MediaX Corporation

and

the Investors Signatory Hereto

COMMON STOCK PURCHASE AGREEMENT dated as of April 25, 2000 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and MediaX Corporation, a corporation organized and existing under the laws of the State of Nevada (the "Company"). WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase Five Hundred Thousand Dollars ($500,000) of Common Stock (as defined below). WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and/or 4(6) of the United States Securities Act and/or
Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder. NOW, THEREFORE, the parties hereto agree as follows:

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Certain Definitions
  "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

  "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

  "Closing" shall mean each closing of the purchase and sale of the Common Stock pursuant to Section 2.1.

  "Closing Date" shall mean the date on which all conditions to the Closing have been satisfied (as defined in Section 2.1 (b) hereto) and the Closing shall have occurred.

  "Common Stock" shall mean the Company's common stock, $0.0001 par value per share.

  "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

  "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

  "Escrow Agent" shall have the meaning set forth in the Escrow Agreement.

  "Escrow  Agreement" shall mean the Escrow Agreement in substantially  the form
of  Exhibit  A  hereto  executed  and  delivered   contemporaneously  with  this
Agreement.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

  "Initial Shares" shall mean the Five Hundred Thousand Dollars ($500,000) of Common Stock purchased at the initial Closing.

  "Legend" shall mean the legend set forth in Section 9.1.

  "Market Price" shall mean the single lowest trade price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market during the period of five (5) Trading Days ending on the Trading Day prior to the date in question.

  "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement and the Escrow Agreement.

  "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

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

  "Person"  shall  mean  an  individual,  a  corporation,   a  partnership,   an
association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

  "Principal Market" shall mean the OTC Bulletin Board, the New York Stock Exchange, the NASDAQ National or SmallCap Markets or the American Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

  "Purchase Price" shall mean eighty-six percent (86%) of the Market Price on the Closing Date.

  "Registrable Securities" shall mean the Shares until (i) the Registration Statement has been declared effective by the SEC, and all Shares have been disposed of pursuant to the Registration Statement, (ii) all Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

  "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Closing Date in the form annexed hereto as Exhibit B.

  "Registration Statement" shall mean a registration statement on Form S-3 (or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

  "Repricing Price" shall mean eighty-six percent (86%) of the Market Price on the Effective Date.

  "Repriced Shares" shall have the meaning set forth in Section 2.1(a)(ii) of this Agreement.

  "SEC" shall mean the Securities and Exchange Commission.

  "Section 4(2)" and "Section 4(6)" shall have the meanings set forth in the recitals of this Agreement.

  "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

  "SEC Documents" shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

  "Shares" shall mean the Initial Shares and the Repriced Shares purchased pursuant to this Agreement.

  "Trading Day" shall mean any day during which the Principal Market shall be open for business.

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

Purchase and Sale of Common Stock

  Investment. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase the Shares as follows:

  Initial Closing. Upon satisfaction by the Company of the Closing conditions set forth in Section 2.1(b), the Investors shall purchase Five Hundred Thousand Dollars ($500,000) of Common Stock at the Purchase Price. The Investors purchasing in the initial Closing shall deliver to the Escrow Agent immediately available funds in the amounts set forth next to their signatures hereto and the Company shall deliver the Common Stock certificates representing the Initial Shares to the Escrow Agent, to be held by the Escrow Agent pursuant to the Escrow Agreement. Upon satisfaction of the conditions set forth in Section 2.1(b), the initial Closing ("Closing") shall occur at the offices of the Escrow Agent at which the Escrow Agent (x) shall release the Initial Shares purchased to the appropriate Investor and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow Agreement), pursuant to the terms of the Escrow Agreement.

  Reprice Closing. Upon the Effective Date, if the Repricing Price is less than the Purchase Price, then each Investor may request that its Initial Shares be repriced at the Repricing Price. Each Investor shall provide facsimile notice to the Company within five (5) Trading Days of the end of the Repricing Period concerning the number of Repriced Shares, if any, that the Investor wishes to reprice. Subject to the limitations set forth in Sections 2.1(a)(ii)(1) and 2.1(a)(ii)(2) below, upon receipt of facsimile notice that Investor wishes to reprice some or all of the Repriced Shares, the Company will issue within five
(5) Trading Days to Investor the number of additional Shares as determined according to the following formula:

((Purchase Price - Repricing Price) x (No. of Repriced Shares))/Repricing Price

If by way of any reprice pursuant to this Section, the Investor would receive a number of Repriced Shares such that the total number of Shares beneficially owned (within the meaning of Section 13(d) of the Exchange Act) by the Investor as of the date of such adjustment would be greater than 9.99% but less than 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the repricing required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 120 days following the date such repricing would have otherwise been made.

If by way of any reprice pursuant to this Section, the Investor would receive a number of Repriced Shares such that the total number of Shares held by the Investor as of the date of such adjustment would equal or exceed 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the repricing required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 180 days following the date such repricing would have otherwise been made.

The initial Closing is subject to the satisfaction or waiver by the party sought to be benefited thereby of the following conditions:

acceptance and execution by the Company and by the Investors, of this Agreement and all Exhibits hereto;

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

delivery into escrow by each Investor of immediately available funds in the amount of the Purchase Price of the Common Stock, as more fully set forth in the Escrow Agreement;

all representations and warranties of the Investors contained herein shall remain true and correct as of the initial Closing Date (as a condition to the Company's obligations);

all representations and warranties of the Company contained herein shall remain true and correct as of the initial Closing Date (as a condition to the Investors' obligations);

the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Common Stock, or shall have the availability of exemptions therefrom;

the sale and issuance of the Common Stock hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Common Stock upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

delivery of the original fully executed Common Stock certificates to the Escrow Agent;

delivery to the Escrow Agent of an opinion of Weed & Co. L.P., counsel to the Company, in the form of Exhibit C;

delivery to the Escrow Agent of the Irrevocable Instructions to Transfer Agent in the form attached hereto as Exhibit D;

and delivery to the Escrow Agent of the Registration Rights Agreement.

Liquidated Damages. The parties hereto acknowledge and agree that the sums payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

Representations and warranties of Investor

Each Investor, severally and not jointly, represents and warrants to the Company that:

Intent. The Investor is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Common Stock. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

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

Authority. This Agreement and each agreement attached as an Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Absence of Conflicts. The execution and delivery of this Agreement and each agreement which is attached as an Exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents deemed relevant by Investor. Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

Representations and warranties of the Company

The Company represents and warrants to the Investors that, except as set forth in the SEC Documents:

Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement and to issue the Shares, pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Common Stock certificates by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its

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Board of Directors or  stockholders is required,  and (iii) this Agreement,  the
Registration Rights Agreement, the Escrow Agreement and the Common Stock certificates representing the Shares have been duly executed and delivered by the Company and at each Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms,
except  as  such  enforceability  may  be  limited  by  applicable   bankruptcy,
insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the reprice of the Initial Shares.

Capitalization. As of April __, 2000, the authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $0.0001 par value per share, of which 7,251,810 shares are issued and outstanding, 10,000,000 shares of preferred stock, $0.0001 par value per share, of which none are issued or outstanding. Except for (i) outstanding options and warrants as set forth in the SEC Documents, and (ii) as set forth in the Disclosure Schedule, there are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the OTC Bulletin Board and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

SEC Documents. The Company has made available to the Investors true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved

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against or  otherwise  described  in the  financial  statements  or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investors' representations in Article III, the sale of the Shares will not require registration under the Securities Act and/or any applicable state securities law. Neither the sales of the Shares, pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement or the Escrow Agreement will (i) result in the creation or imposition by the Company of any liens, charges or claims or other encumbrances upon the Shares, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Shares shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Shares or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act.

No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to Closing, any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

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No Material Adverse Change.  Since December 31, 1999, no Material Adverse Effect
has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

No Undisclosed Events or Circumstances. Since December 31, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

No Integrated Offering. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Investors in connection with the transactions contemplated hereby, the Company has not issued, offered or sold its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock within the six-month period next preceding the date hereof, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any Person of the Shares), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investors of the Shares as contemplated by this Agreement.

Litigation and Other Proceedings. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Shares in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Insurance. The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Tax Matters. The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and has been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1998, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; and (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code. The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or
(D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

For purposes of this Section 4.16:

"IRS" means the United States Internal Revenue Service.

"Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Property. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property, mineral or water rights, and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property, mineral or water rights, and buildings by the Company.

Intellectual  Property.  Each  of the  Company  and  its  subsidiaries  owns  or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Regulatory Compliance. The Company has all necessary permits and licenses and has made all necessary filings to such regulatory bodies to conduct its business as it is now being conducted, and is not in material violation of any thereof.

Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Payments and Contributions. Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

No Misrepresentation. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Covenants of the Investors
Each  Investor,  severally  and not jointly,  covenants  with the Company  that:
Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.


Covenants of the Company
Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof and shall use best efforts to timely prepare and file the Registration Statement.

Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Shares at the reprice Closing. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any reprice by an Investor and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Investor's rights to demand Repriced Shares.

Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Registrable Securities.

Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

Legends. The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article IX.

Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

Issuance of Common Stock. The sale of the Shares shall be made in accordance with the provisions and requirements of Section 4(2), 4(6) or Regulation D and any applicable state securities law. The Company shall make any necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Investors as required by all applicable laws, and shall provide a copy thereof to the Investors promptly after such filing.

Future Financing. The Company agrees that it will enter into an equity financing arrangement for up to Six Million Dollars ($6,000,000) arranged through Triton West Group or other equity financing agreement approved by all of the Investors within thirty (30) days of the Closing Date. The Company agrees that it will not enter into any other sale of its securities for cash at a discount to its then-current bid price until 180 days after the Effective Date of the Registration Statement except for any sales (i) pursuant to any presently existing employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, (iii) pursuant to any underwritten public offering (including any equity line of credit), or (iv) with the prior approval of a majority in interest of the Investors, which will not be unreasonably withheld, in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money.


Survival; Indemnification
Survival. The representations, warranties and covenants made by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Indemnity. (a) The Company hereby agrees to indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

(i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or
(ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or
(iii) any action instituted against the Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement. Notwithstanding anything to the contrary herein, the Investor shall not be liable under this
Section 7.2(b) for any amount in excess of the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

Notice. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

All fees and expenses of the Indemnified Party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

Due Diligence Review; Non-Disclosure of Non-Public Information.
Due Diligence Review. Subject to Section 8.2, the Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Non-Disclosure of Non-Public Information. The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the
Registration  Statement,  the  Company  may, as a condition  to  disclosing  any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

Nothing herein shall require the Company to disclose material non-public information to the Investors or their advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information as set forth in Section 8.2(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


Legends; Transfer Agent Instructions
Legends.   Unless  otherwise  provided  below,  each  certificate   representing
Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Transfer Agent Instructions. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit D hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

Investors' Compliance. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock.

Choice of Law; Arbitration
Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation law of the company's state of incorporation, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of the arbitration award. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.



Assignment
Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Shares purchased or acquired by any Investor hereunder with respect to the Shares held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, each Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the terms of this Agreement.


Notices
Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:       8522 National Blvd., Suite #110
                         Culver City, CA 9023
                         Attn: Rainer Poertner
                         Telephone: (310) 815-8002
                         Facsimile:

with a copy to (shall not constitute notice):
                         Weed & Co. L.P.
                         4695 MacArthur Court, Suite 530
                         Newport Beach, CA  92660
                         Attention: Richard O. Weed, Esq.
                         Telephone:     (949) 475-9086
                         Facsimile:     (949) 475-9087

if to the Investors:     As set forth on the signature pages hereto

with a copy to (shall not constitute notice):
                         Robert F. Charron, Esq.
                         Epstein Becker & Green, P.C.
                         250 Park Avenue
                         New York, New York
                         Telephone:     (212) 351-4500
                         Facsimile:     (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.

Miscellaneous
Counterparts/ Facsimile/ Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Number and Gender. There may be one or more Investors parties to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company (which shall not include the positing of any bond) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Epstein Becker & Green, P.C., counsel to the Investors, in an amount equal to $5,000 all as set forth in the Escrow Agreement.

Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Publicity. The Company agrees that it will not issue any press release or other public announcement of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two (2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Dated:    April 25, 2000
          MEDIAX CORPORATION
By:       __________________________________
          Rainer Poertner, Chairman

          AMRO INTERNATIONAL, S.A.
          c/o Ultra Finanz AG
          Grossmuensterplatz 6
          Zurich CH-8022 Switzerland
          Fax: 011-411-262-5515         By:  __________________________________
          Amount subscribed for:             H.U. Bachofen, Director
          $500,000

EXHIBIT A

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made as of April 25, 2000 by and among MediaX Corporation, a corporation incorporated under the laws of the State of Nevada (the "Company"), the investors signatory hereto (each an "Investor" and together the "Investors"), and Epstein Becker & Green, P.C., (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Common Stock Purchase Agreement referred to in the first recital.

W I T N E S S E T H:

WHEREAS, the Investors will be purchasing from the Company Five Hundred Thousand Dollars ($500,000) of Common Stock (the "Shares") at the Purchase Price set forth in the Common Stock Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Investors and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement; and

WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth by Sections 4(2) and/or 4(6) and/or Regulation D promulgated under the Securities Act of 1933, as amended; and

WHEREAS, the Company and the Investors have requested that the Escrow Agent hold the Purchase Price with respect to the initial Closing in escrow until the Escrow Agent has received the certificates representing the Initial Shares;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

TERMS OF THE ESCROW
The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent (i) shall hold the funds for the purchase of $500,000 of Common Stock, all as contemplated by the Purchase Agreement. (ii) At the initial Closing, upon Escrow Agent's receipt of the applicable Purchase Price for the Closing into its attorney trustee account from the Investors, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

Wire transfers to the Escrow Agent shall be made as follows:

Epstein Becker & Green, P.C.
Master Escrow Account
Chase Manhattan Bank
1411 Broadway - Fifth Floor
New York, New York 10018
ABA No.  021000021
Account No. 035-1-346036
Attention: L. Borneo

At the initial Closing, the Company, upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the Initial Shares to be issued to each Investor together with: the original executed Registration Rights Agreement in the form of Exhibit B to the Purchase Agreement;

Instructions to Transfer Agent in the form of Exhibit D to the Purchase Agreement; the original executed opinion of Weed & Co. L.P. in the form of Exhibit C to the Purchase Agreement; and an original counterpart of this Escrow Agreement.

In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price, then each Investor shall have the right to demand the return of said sum.

At the initial Closing, once Escrow Agent confirms the validity of the issuance of the Shares by means of its receipt of a Release Notice in the form attached hereto as Exhibit X executed by the Company and each Investor, it shall wire that amount of funds necessary to purchase the Shares per the written instructions of the Company net of legal and escrow administrative costs of Five Thousand Dollars ($5,000) to Epstein Becker & Green, P.C. ("EB&G"), 250 Park Avenue, New York, NY 10177, and a finder's fee of five percent (5%) of the Purchase Price as directed by Triton West Group.

Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Initial Share certificates, the Registration Rights Agreement and the opinion of counsel delivered as per instructions from the Investors and to deliver the Instructions to Transfer Agent to the Transfer Agent.

In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price applicable to such Shares, then each Investor shall have the right to demand the return of said sum.

MISCELLANEOUS
No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.

The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder.

The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Investors, and may continue to act as legal counsel for the Investors, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Investors and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investors and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investors. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

The Company and each Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Dated:    April  25,  2000
MediaX   Corporation
By:  _____________________________
     Rainer Poertner,  Chairman

INVESTOR
AMRO International, S.A.

By:  _____________________________
      H.U. Bachofen, Director

ESCROW AGENT:
EPSTEIN BECKER & GREEN, P.C.
By:  _____________________________
      Robert F. Charron
      Authorized Signatory

Exhibit X to
Escrow Agreement

RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of April 25, 2000 among MediaX Corporation, the Investors signatory thereto and Epstein Becker & Green, P.C., as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Shares set forth in the Common Stock Purchase Agreement have been satisfied. The Company and the undersigned Investor hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Investor. This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 25th day of April, 2000.

MEDIAX CORPORATION
By:  _____________________________
     Rainer Poertner, President

INVESTOR:
AMRO International, S.A.
By:  _____________________________
     H.U. Bachofen, Director

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 25, 2000 between the investor or investors signatory hereto (each an "Investor" and together the "Investors"), and MediaX Corporation, a Nevada corporation (the "Company").

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investors are committing to purchasing from the Company, pursuant to a Common Stock Purchase Agreement dated the date hereof (the "Purchase Agreement"), Five Hundred Thousand Dollars ($500,000) of Common Stock (terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

WHEREAS, the Company desires to grant to the Investors the registration rights set forth herein with respect to the Shares purchased pursuant to the Purchase Agreement (hereinafter referred to as the "Stock" or "Securities" of the Company).

NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the Commission, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

                  Section 2. Restrictions on Transfer. Each Investor acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. Each Investor understands that no disposition or transfer of the Securities may be made by Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act, pursuant to Regulation S or another exemption, or (ii) such registration.

                  With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                         (a) comply with the  provisions of paragraph  (c)(1) of
Rule 144; and

                         (b) file with the  Commission  in a timely  manner  all
reports and other documents required to be filed with the Commission pursuant to
Section 13 or 15(d) under the Exchange Act by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements.

                  Section 3. Registration Rights With Respect to the Securities.

                         (a) The Company  agrees  that it will  prepare and file
with the Securities and Exchange Commission ("SEC"), within forty-five (45) days after the date hereof, a registration statement (on Form S-1, S-3, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), so as to permit a public offering and resale of the Securities under the Act by the Investors.

                             The Company shall use its best efforts to cause the
Registration Statement to become effective within ninety (90) days from the date hereof, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall be all of the Securities plus such number of shares as the Company believes in good faith it will be required to reprice at the time of filing the Registration Statement and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify Investors of the effectiveness of the Registration Statement within one Trading Day of such event. The Company will notify Investors of the effectiveness of the Registration Statement within one
(1) Trading Day of such event. In the event that the number of shares so registered shall for any reason prove to be insufficient to register the resale of all of the Securities, then the Company shall be obligated to file, within thirty (30) days of notice from any Investor, a further Registration Statement registering such remaining shares and shall use diligent best efforts to prosecute such additional Registration Statement to effectiveness within ninety
(90) days of the date of such notice.

                         (b)  The  Company  will   maintain   the   Registration
Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that none of the Securities covered by such Registration Statement are or may become issued and outstanding,
(ii) the date that all of the Securities have been sold pursuant to such Registration Statement, (iii) the date the Investors receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investors, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or
(v) all  Securities may be sold without any time,  volume or manner  limitations

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

pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor (the "Effectiveness Period").

                         (c) All fees,  disbursements and out-of-pocket expenses
and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of their counsel. The Investors and their counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Investor with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall qualify any of the securities for sale in such states as any Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investors with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investors.

                         (d) The Company shall not be required by this Section 3
to include an Investor's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Investor and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Investor and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

                         (e) In the event that (i) the Registration Statement to
be filed by the Company pursuant to Section 3(a) above is not delivered to Investors' counsel within forty-five (45) days from the first Closing Date (ii) such Registration Statement is not declared effective by the Commission within the earlier of ninety (90) days from the Closing Date or five (5) days of clearance by the Commission to request effectiveness, (iii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 3(b) above or (iv) the additional Registration Statement referred to in Section 3(a) is not filed within thirty (30) days or declared effective within ninety (90) days as set forth therein (each a "Registration Default") then the Company will pay Investor (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty two percent (2%) of the purchase price of the shares of Common Stock purchased from the Company and held by the Investor for each month until such Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), two percent (2%) of the purchase price of the shares of Common Stock purchased from the Company and held by the Investor for each month (regardless of whether one or more such Registration Defaults are then in existence) until such Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Investors in cash or in shares of Common Stock, as elected by each Investor in is discretion, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The market value of the Common Stock for this purpose shall be the closing price (or last trade, if so reported) on the Principal Market for each day during such Registration Default.

                             If the  Company  does not remit the  payment to the
Investors as set forth above, the Company will pay the Investors reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit the Investors' other rights or remedies as set forth in this Agreement.

                         (f) No provision  contained  herein shall  preclude the
Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3.

                         (g) If at any  time or from  time  to  time  after  the
effective date of any Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Investors shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investors receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than twenty (20) days in the aggregate during any twelve month period, during the period the Registration Statement is required to be in effect, and if such period is exceeded, such event shall be a Registration Default. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company's obligation to file such Registration Statement shall be delayed without penalty for not more than twenty (20) days, and such delay or delays shall not constitute a Registration Default. The Company must, if lawful, give the Investors notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

                         (h)  "Potential   Material  Event"  means  any  of  the
following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

                  Section 4. Cooperation with Company. The Investors will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investors and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Investor to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the Commission will permit to be registered without naming the Investors as underwriters. Any delay or delays caused by the Investors by failure to cooperate as required hereunder shall not constitute a Registration Default.

                  Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Investors' assistance and cooperation as reasonably required with respect to each Registration Statement:

                         (a) (i)  prepare  and  file  with the  Commission  such
amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Investors shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                         (b) (i) prior to the filing with the  Commission of any
Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investors as required by Section 3(c) and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose and (ii) furnish to each Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Investor may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Investor;

                         (c)  register  and qualify the  Registrable  Securities
covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors shall reasonably request (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Investor;

                         (d) list such  Registrable  Securities on the Principal
Market, if the listing of such Registrable Securities is then permitted under the rules of such Principal Market;

                         (e) notify each  Investor at any time when a prospectus
relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under
Section 5(a) as quickly as commercially possible;

                         (f) as promptly as practicable  after becoming aware of
such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

                         (g)  cooperate  with the  Investors to  facilitate  the
timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investors may request; and, within three (3) Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

                         (h) take  all  such  other  lawful  actions  reasonably
necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

                         (i) in the event of an underwritten offering,  promptly
include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

                         (j)  maintain a transfer  agent and  registrar  for its
Common Stock.

                  Section 6. Indemnification.

                         (a) To the maximum extent permitted by law, the Company
agrees to indemnify and hold harmless the Investors and each person, if any, who controls an Investor within the meaning of the Securities Act (each a "Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                         (b)  To the  maximum  extent  permitted  by  law,  each
Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

                         (c)  Promptly  after  receipt by an  indemnified  party
under this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

                             All  fees and  expenses  of the  indemnified  party
(including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).

                  Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Notwithstanding any other provision of this Section 7, in no event shall any (i) Investor be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

                  Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be delivered as set forth in the Purchase Agreement.

                  Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Investors under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from an Investor, as otherwise permitted by the Purchase Agreement.

                  Section 10. Additional Covenants of the Company. The Company agrees that at such time as it otherwise meets the requirements for the use of Securities Act Registration Statement on Form S-3 for the purpose of registering the Registrable Securities, it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

                  Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

                  Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

                  Section 14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 15. Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no

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

more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of the arbitration award. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

Dated:    April 25, 2000

MEDIAX CORPORATION

By:  _____________________________
     Rainer Poertner, Chairman

AMRO INTERNATIONAL, S.A.

By:  _____________________________
     H.U. Bachofen, Director

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

EXHIBIT C

FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL

[Date]

AMRO International, S.A.
c/o Ultrafinanz AG
Grossmuensterplatz AG
Zurich CH-8022 Switzerland

Re: Common Stock Agreement between the Investors Signatory thereto and MediaX Corporation

Ladies and Gentlemen:

This opinion is furnished to you pursuant to the Common Stock Purchase Agreement by and between the investors signatory thereto (the "Investors") and MediaX Corporation, a Nevada corporation (the "Company"), dated as of April 25, 2000 (the "Purchase Agreement"), which provides for the issuance and sale by the Company of Five Hundred Thousand Dollars ($500,000) of the Company's Common. All terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement, the Registration Rights Agreement between the Investors and the Company, dated as of April 25, 2000 (the "Registration Rights Agreement"), and the Escrow Agreement between the Investors, the Company and Epstein Becker & Green, P.C., dated as of April 25, 2000 (the "Escrow Agreement"), and together with the Purchase Agreement and the Registration Rights Agreement (the "Agreements"). As counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the transactions contemplated thereby, and without any independent investigation of any underlying facts or situations.

For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by each Investor in the Agreements and pursuant thereto are true and correct.

Based upon and subject to the foregoing, we are of the opinion that:

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

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. To our knowledge, the Company does not have any subsidiaries and does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity other than as disclosed in the SEC Documents.

2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Shares. The execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered by the Company and each of the Agreements constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

3. The execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, do not and will not
(i) result in a violation of the Company's Articles of Incorporation or By-Laws;
(ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Articles of Incorporation or Bylaws.

4. The issuance of the Shares in accordance with the Purchase Agreement will be exempt from registration under the Securities Act of 1933, as amended, and will be in compliance with the state securities laws of the Company's principal place of business. When so issued, the Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Articles of Incorporation or Bylaws or, to our knowledge, in any agreement to which the Company is party.

5. We have not been engaged to devote substantive attention to any claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such. To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

6. The authorized capital stock of the Company, as of April __, 2000, consists of 25,000,000 shares of Common Stock, $0.0001 par value per share, of which 7,251,810 shares are issued and outstanding, 10,000,000 shares of Preferred Stock, par value $0.0001, none of which are issued and outstanding. All of such issued and outstanding shares have been duly authorized and are fully paid and non-assessable. No person has rescission rights with respect to any shares of the Company's Common Stock.

This opinion is furnished to the Investors solely for their benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

Very truly yours,

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EXHIBIT D

INSTRUCTIONS TO TRANSFER AGENT

MediaX Corporation



_______________, 2000



[Address of Transfer Agent]


Dear Sirs:

Reference is made to the Common Stock Purchase Agreement and all Exhibits thereto (the "Agreement") dated as of April 25, 2000, between the investors signatory thereto (the "Investors") and MediaX Corporation (the "Company"). Pursuant to the Agreement, and subject to the terms and conditions set forth in the Agreement, the Company has issued to the Investors Five Hundred Thousand ($500,000) of Common Stock (the "Shares"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Investors (or a permitted assignee) pursuant to the Agreement. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

Pursuant to the Agreement and the Registration Rights Agreement, the Company is required to prepare and file with the Securities and Exchange Commission ("SEC"), and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investors as provided in the Registration Rights Agreement. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective, and shall deliver an opinion of its counsel to that effect. The Transfer Agent shall be entitled to rely on such advice and such opinion and shall assume that such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company or such counsel, and the Transfer Agent shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following three paragraphs, the Transfer Agent shall deliver to the appropriate Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs):

At any time after the effective date of the registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, in such names and in such denominations as the Investor may request, provided that in connection with any such event, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (ii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement. In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the SEC, the Investor, or its permitted assignee, or its broker confirms to the Transfer Agent that (i) the Investor has beneficially owned the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading Day), the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act; or

The Investor (or its permitted assignee) shall represent that it is permitted to dispose of such shares of Common Stock without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act.

In the case of subparagraphs (b) or (c), the Transfer Agent shall be entitled to require an opinion of counsel to the Company or from counsel to the Investor (which opinion shall be from an attorney or law firm reasonably acceptable to the Transfer Agent and be in form and substance reasonably acceptable to the Transfer Agent). Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of [______________].

FEES OF TRANSFER AGENT; INDEMNIFICATION The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions, other than as a result of the Transfer Agent's gross negligence or willful misconduct.

THIRD PARTY BENEFICIARY The Company and the Transfer Agent acknowledge and agree that the Investors are each an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.

MEDIAX CORPORATION

By:  _____________________________
     Rainer  Poertner,  Chairman

AGREED:

By:  _____________________________
     Name:
     Title: